                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             To Tender for Exchange
                      11 1/2% First Mortgage Notes due 2005

                                       of

                           SHEFFIELD STEEL CORPORATION

                           Pursuant to the Prospectus
                              Dated ________, 1998

--------------------------------------------------------------------------------

           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
               TIME, ON __________________, 1998 UNLESS EXTENDED.

--------------------------------------------------------------------------------

           TO: State Street Bank and Trust Company, As Exchange Agent

              By Mail:                                    By Hand:
 State Street Bank and Trust Company         State Street Bank and Trust Company
     Corporate Trust Department                  Corporate Trust Department
           Goodwin Square                              Goodwin Square
    225 Asylum Street, 23rd Floor               225 Asylum Street, 23rd Floor
     Hartford, Connecticut 06103                 Hartford, Connecticut 06103
    Attention:  Elizabeth Hammer                Attention:  Elizabeth Hammer

                                  By Facsimile:
                                 (860) 244-1889

                              Confirm by Telephone:
                                 (860) 244-1817

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE
       LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS
             ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
            CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges that he or she has received the Prospectus, dated ____________ (the "Prospectus"), of Sheffield Steel Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 11 1/2% Series B First Mortgage Notes due 2005 (the "New First Mortgage Notes") for an equal principal amount of its 11 1/2% Series A First Mortgage Notes due 2005 (the "Old First Mortgage Notes" and, together with the New First Mortgage Notes, the "First Mortgage Notes"). The terms of the New First Mortgage Notes are identical in all material respects to the Old First Mortgage Notes, except that the New First Mortgage Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting their transfer and will not contain certain provisions relating to an increase in the interest rate which were included in the Old First Mortgage Notes under certain circumstances relating to the timing of the Exchange Offer. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ____________, 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         The Letter of Transmittal is to be used by Holders of Old First Mortgage Notes if certificates are to be forwarded herewith. Holders of Old First Mortgage Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old First Mortgage Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of this Prospectus. See Instruction 1.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old First Mortgage Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old First Mortgage Notes must complete this letter in its entirety.

         If it is a broker-dealer, the undersigned acknowledges that (i) Old First Mortgage Notes tendered by it hereunder were acquired in the ordinary course of its business as a result of market-making or other trading activities, and (ii) it will deliver a prospectus in connection with any resale of New First Mortgage Notes received in the Exchange Offer. Notwithstanding the foregoing, by so acknowledging and by delivering a prospectus, such broker-dealer shall not be deemed to admit that it is an "underwriter" within the meaning of such term under the Securities Act.

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
              CAREFULLY BEFORE COMPLETING THE LETTER OF TRANSMITTAL

-------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF 11 1/2% FIRST MORTGAGE NOTES DUE 2005
--------------------------------------------------------------------------------------------------------------------------
                                                                                       Aggregate        Principal Amount
                                                                                       Principal       Tendered (must be
                                                                                        Amount            in integral
       Name and Address(es) of Registered Holder(s)              Certificate        Represented by        multiples of
                (please fill in, if blank)                        Number(s)         Certificate(s)          $1,000)*
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                   Total

--------------------------------------------------------------------------------------------------------------------------

* Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 11 1/2% First Mortgage Notes due 2005 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

     If the space provided above is inadequate, lists the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $1,000 in principal amount. All other tenders must be integral multiples of $1,000.
--------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OLD FIRST MORTGAGE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):
                                                          ----------------------
     Name(s) of Registered Holder(s)
                                    --------------------------------------------
     Window Ticket Number (if any)
                                  ----------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------
     Name of Institution which Guaranteed Delivery
                                                  ------------------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     Name:
          ----------------------------------------------------------------------
     Address:
             -------------------------------------------------------------------

             -------------------------------------------------------------------


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                        SPECIAL REGISTRATION INSTRUCTIONS
                          (See Instructions 4, 5 and 6)

         To be completed ONLY if certificates for Old First Mortgage Notes in a principal amount not tendered, or New First Mortgage Notes issued in exchange for Old First Mortgage Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.


  Issue certificate(s) to:


  Name:
       -------------------------------------------------------------------------
                                 (Please Print)


  Address:
          ----------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                               (Include Zip Code)


--------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        SPECIAL REGISTRATION INSTRUCTIONS
                          (See Instructions 4, 5 and 6)

         To be completed ONLY if certificates for Old First Mortgage Notes in a principal amount not tendered, or New First Mortgage Notes issued in exchange for Old First Mortgage Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.


  Deliver certificate(s) to:


  Name:
       -------------------------------------------------------------------------
                                 (Please Print)


  Address:
          ----------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
                               (Include Zip Code)


  ------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)

--------------------------------------------------------------------------------

Ladies and Gentlemen:

          Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old First Mortgage Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old First Mortgage Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old First Mortgage Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old First Mortgage Notes with full power of substitution to (i) deliver certificates for such Old First Mortgage Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old First Mortgage Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old First Mortgage Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

          The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old First Mortgage Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned and any beneficial owner of Old First Mortgage Notes hereby further represent that any New First Mortgage Notes acquired in exchange for Old First Mortgage Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned and any such beneficial owner of Old First Mortgage Notes receiving such New First Mortgage Notes, that neither the Holder nor any such beneficial owner is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New First Mortgage Notes and that neither the Holder nor any such beneficial owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. The undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New First Mortgage Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transactions of the New First Mortgage Notes acquired by such person and may not rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer." If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a public distribution of New First Mortgage Notes. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old First Mortgage Notes tendered hereby.

          For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old First Mortgage Notes when, as and if the Company has given oral or written notice thereof the Exchange Agent.

          If any tendered Old First Mortgage Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old First Mortgage Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

          The undersigned understands that tenders of Old First Mortgage Notes pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal of Tenders."

          Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New First Mortgage Notes issued in exchange for the Old First Mortgage Notes accepted for exchange and any certificates for Old First Mortgage Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New First Mortgage Notes issued in exchange for the Old First Mortgage Notes accepted for exchange and any certificates for Old

First Mortgage Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New First Mortgage Notes issued in exchange for the Old First Mortgage Notes accepted for exchange in the name(s) of, and return any certificates for Old First Mortgage Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old First Mortgage Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old First Mortgage Notes so tendered.

          Holders who wish to tender their Old First Mortgage Notes and whose Old First Mortgage Notes are not immediately available or who cannot deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, may tender their Old First Mortgage Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT

         OLD FIRST MORTGAGE NOTES ARE BEING PHYSICALLY TENDERED HEREBY


X____________________________________    Date:________________________

X____________________________________    Date:________________________
 Signature(s) of Registered Holder(s)
     or Authorized Signatory

Area Code and Telephone Number:
                               ------------------------------------------------

   The above lines must be signed by the registered holder(s) as their name(s) appear(s) on the Old First Mortgage Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Old First Mortgage Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):
        ------------------------------------------------------------------------
                                (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                              (Include Zip Code)


              SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:
                        (If required by Instruction 4)


--------------------------------------------------------------------------------
                            (Authorized Signature)


--------------------------------------------------------------------------------
                                    (Title)


--------------------------------------------------------------------------------
                                (Name of Firm)

Date:____________, 1998

                                 INSTRUCTIONS
                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

          1. Delivery of this Letter of Transmittal and Old First Mortgage Notes; Guaranteed Delivery Procedures. The tendered Old First Mortgage Notes as well as properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old First Mortgage Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old First Mortgage Notes should be sent to the Company.

          Holders who wish to tender their Old First Mortgage Notes and (i) whose Old First Mortgage Notes are not immediately available or (ii) who cannot deliver their Old First Mortgage Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old First Mortgage Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (defined below); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of such Old First Mortgage Notes and the principal amount of Old First Mortgage Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old First Mortgage Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof) as well as the certificate(s) representing all tendered Old First Mortgage Notes in proper form for transfer and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." Any Holder who wishes to tender his Old First Mortgage Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old First Mortgage Notes according to the guaranteed delivery procedures set forth above.

          All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old First Mortgage Notes, and withdrawal of tendered Old First Mortgage Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old First Mortgage Notes not properly tendered or any Old First Mortgage Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old First Mortgage Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old First Mortgage Notes must be cured within such time as the Company shall determine. Neither the party, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old First Mortgage Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old First Mortgage Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old First Mortgage Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

          2. Tender by Holder. Only a Holder of Old First Mortgage Notes may tender such Old First Mortgage Notes in the Exchange Offer. Any beneficial owner of Old First Mortgage Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old First Mortgage Notes, either make appropriate arrangements to register ownership of the Old First Mortgage Notes in such owner's name or obtain a properly completed bond power from the registered holder.

          3. Partial Tenders. Tenders of Old First Mortgage Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old First Mortgage Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 11 1/2% First Mortgage Notes due 2005" above. The entire principal amount of any Old First Mortgage Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old First Mortgage Notes is not tendered, then Old First Mortgage Notes for the principal amount of Old First Mortgage Notes not tendered and a certificate or certificates representing New First Mortgage Notes issued in exchange for any Old First Mortgage Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old First Mortgage Notes are accepted for exchange.

          4. Signature on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old First Mortgage Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old First Mortgage Notes without alteration, enlargement or any change whatsoever.

          If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old First Mortgage Notes tendered and the certificate or certificates for New First Mortgage Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old First Mortgage Notes is to be reissued) to the registered holder and neither the "Special Delivery Instructions" nor the "Special Registration Instructions" has been completed, then such holder need not and should not endorse any tendered Old First Mortgage Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old First Mortgage Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

          If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old First Mortgage Notes listed, such Old First Mortgage Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Old First Mortgage Notes.

          If this Letter of Transmittal (or facsimile hereof) or any Old First Mortgage Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with the Letter of Transmittal.

          Endorsements on Old First Mortgage Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution which is a member of (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

          Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old First Mortgage Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old First Mortgage Notes are tendered for the account of an Eligible Institution.

          5. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New First Mortgage Notes or substitute Old First Mortgage Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

          6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old First Mortgage Notes pursuant to the Exchange Offer. If, however, certificates representing New First Mortgage Notes or Old First Mortgage Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any other than the registered holder of the Old First Mortgage Notes tendered hereby, or if tendered Old First Mortgage Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old First Mortgage Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

          EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD FIRST MORTGAGE NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

          7. Waiver of Condition. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old First Mortgage Notes tendered.

          8. Mutilated, Lost, Stolen or Destroyed Old First Mortgage Notes. Any tendering Holder whose Old First Mortgage Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

          9. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)


---------------------------------------------------------------------------------------------------------
    Certificate Surrendered     Old First Mortgage Notes Tendered    Old First Mortgage Notes Accepted
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

Delivery Prepared by _______________________________ Checked By ________________

Date ____________________